SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
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                                FORM 8-K

                             CURRENT REPORT

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                  PURSUANT TO SECTION 13 OR 15 (D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): November 5, 1999


                  INTERNATIONAL BANCSHARES CORPORATION
         (Exact Name of Registrant as Specified in its Charter)


                     Commission File Number 0-9439



                 TEXAS                             74-2157138
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     (State or other Jurisdiction                (I.R.S. Employer
   of incorporation or organization)            Identification No.)


    1200 SAN BERNARDO, LAREDO, TEXAS                78040-1359
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(Address of principal executive offices)            (ZIP Code)

  (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611

                                  NONE
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     (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

      On November 5, 1999, International Bancshares Corporation issued a news release announcing Third Quarter 1999 Earnings, attached hereto and filed herewith as Exhibit 99 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated November 5, 1999.

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
                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTERNATIONAL BANCSHARES CORPORATION
                          (Registrant)


                        By:   /s/ DENNIS E. NIXON
                           -------------------------------
                              DENNIS E. NIXON, President,
                              and Chief Executive Officer

Date: November 5, 1999

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
                             EXHIBIT INDEX

EXHIBIT                                            PAGE
NUMBER                    DESCRIPTION             NUMBER
-------                   -----------             ------
99              News Release of International        5
                Bancshares Corporation dated
                November 5, 1999

                                        4